UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 22, 2007
Date of Report (Date of earliest event reported)

SEARCHLIGHT MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-30995	98-0232244
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

#120 - 2441 W. Horizon Ridge Pkwy
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 939-5247
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure under Item 3.02 of this current report on Form 8-K is hereby incorporated by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On March 22, 2007 Searchlight Minerals Corp. (the “Company”), closed a private placement offering for gross proceeds of $6,678,483 (the “Offering”). The securities sold pursuant to the Offering were issued to non-US investors in accordance with the terms of Regulation S of the Securities Act of 1933. In connection with the Offering, the Company entered into an Agency Agreement with D&D Securities Company (the “Agent”) dated March 21, 2007 (the “Agency Agreement”). The securities were sold to subscribers on a best efforts agency basis. Pursuant to the terms of the Agency Agreement, the Company sold an aggregate of 2,226,161 units (the “Offered Securities”) for gross proceeds of $6,678,483, with each unit consisting of one share of the Company’s common stock and one half of one share purchase warrant with each whole warrant entitling the subscriber to purchase one additional share for a period of two years from the closing date at an exercise price of US$4.50 per Share. The warrants are callable by the Company if the Company’s common stock trades above $6.50 per share for 20 consecutive trading days. Also under the terms of the Offering the Company agreed to use its best efforts to file with the Securities and Exchange Commission a registration statement on Form SB-2, or on such other form as is available, registering the Offered Securities within four months and one day after the closing of the Offering.

An aggregate commission and corporate finance fee totaling $525,386.22 was paid by the Company to the Agent in connection with the Offering and the Agent also received warrants to purchase 75,175 shares of the Company’s common stock at a price of US$4.50 per share, exercisable for a period of two years from the closing date.

The proceeds from the Offering are intended to be used for initial construction funding for a precious and base metals recovery facility at Clarkdale, Arizona and for general corporate purposes.

The summary of the foregoing is qualified in its entirety by reference to the Agency Agreement, Form of Broker’s Warrant and Form of Warrant, which are included as exhibits to this Current Report.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the securities in the United States. The securities referenced above have not been registered under the United States Securities Act of 1933, as amended and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

Exhibit
Number	Description of Exhibit
4.1	Form of Warrant Certificate dated March 21, 2007

4.2	Form of Broker’s Warrant Certificate dated March 21, 2007

10.1	Agency Agreement dated March 21, 2007 between D&D Securities Company and Searchlight Minerals Corp.

99.1	Press Release dated March 23, 2007 announcing closing of offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARCHLIGHT MINERALS CORP.

Date: March 28, 2007
	By:	/s/ Carl S. Ager

CARL S. AGER
Secretary and Treasurer